Exhibit 99.2 EDISON INTERNATIONAL® Leading the Way in Electricity SM April 29, 2014 0 First Quarter 2014 Financial Results

Exhibit 99.2 EDISON INTERNATIONAL® Leading the Way in Electricity SM April 29, 2014 1 Statements contained in this presentation about future performance, including, without limitation, operating results, asset and rate base growth, capital expenditures, San Onofre Nuclear Generating Station (SONGS), and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances. Important factors that could cause different results are discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s Form 10-K, most recent form 10-Q, and other reports filed with the Securities and Exchange Commission, which are available on our website: www.edisoninvestor.com. These filings also provide additional information on historical and other factual data contained in this presentation. Forward-Looking Statements

Exhibit 99.2

Leading the Way in Electricity SM

First Quarter Earnings Summary

	Q1 2014	Q1 2013	Variance
Core EPS[1]			
SCE	$0.93	$0.78	$0.15
EIX Parent & Other	(0.03)	(0.01)	(0.02)
Core EPS[1]	**$0.90**	**$0.77**	**$0.13**
Non-Core Items			
SCE	$(0.29)	$–	$(0.29)
EIX Parent & Other	–	0.02	(0.02)
Discontinued Operations	(0.07)	0.04	(0.11)
Total Non-Core	**$(0.36)**	**$0.06**	**$(0.42)**
Basic EPS	**$0.54**	**$0.83**	**$(0.29)**
Diluted EPS	**$0.54**	**$0.82**	**$(0.28)**

SCE Key Core Earnings Drivers	
Higher revenue	$0.15
SONGS impact	(0.02)
Lower O&M[2]	0.06
Higher depreciation	(0.05)
Higher net financing costs	(0.03)
Income taxes and other	0.04
Total	$0.15

EIX Key Core Earnings Drivers	
Higher corporate expenses and 2013 tax benefits	$(0.01)
Costs of new businesses	(0.01)
Total	$(0.02)

1 See Earnings Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix
2 Includes 2013 severance of $0.03

April 29, 2014 2 EDISON INTERNATIONAL®

Exhibit 99.2 EDISON INTERNATIONAL® Leading the Way in Electricity SM April 29, 2014 3 SONGS Settlement – Accounting • Q2 2013, SCE recorded $575 million pre-tax and $365 million after-tax impairment based on management’s judgment of the recoverability of SONGS investment  Developed based on a range of possible outcomes  Each quarter, management must assess recoverability • Q1 2014, SCE increased its total pre-tax impairment by $231 million to a total of $806 million (after-tax increase of $96 million to a total of $461 million) based on terms of Settlement Primary drivers of impairment charge:  Disallowance of SGRP investment – $542 million as of May 31, 2013  Refund of revenues related to SGRP previously recognized – $159 million  Implementation of other terms of the Settlement Agreement, including refund of authorized return in excess of the return allowed for non-SGRP investments  Refund of revenues to customers from flow-through tax benefits – increases effective tax rate • If approved, the settlement would result in a core earnings benefit of approximately $0.03 per share in 2014 and $0.04 per share annually, declining over 10 years • SCE has not recorded a receivable for potential recoveries from either MHI or NEIL SCE recorded an additional pre-tax impairment of $231 million ($96 million after-tax, or $0.29 per share) in Q1 2014

Exhibit 99.2

Leading the Way in Electricity[SM]

ERRA Recovery Forecast–March 27 SONGS Call

($ millions)

	Dec 2013	June 2014	Jan 2015
SAR[1]	15.7	16.6	16.5


1,005
264
195
1,464
(186)
(267)
(517)
(61)
(213)
220
ERRA 2013 End of Year
Jan - April 2014
May 2014 due to ERRA delay
May 31, 2014 ERRA
Decom. Trust (June '13 - May '14)
SONGS Settlement - May 31, 2014 Refund
June - Dec 2014 ERRA
Decom. Trust (June '14 - Dec '14)
Settlement - June - Dec '14 Refund
ERRA 2014 End of Year

Key Items

2014 ERRA: Assumes Commission approves March 25 proposed decision

Decommissioning Trust: recorded O&M recovered from Trust beginning June 2013

SONGS Settlement: Capital and O&M revenue from Feb 1, 2012 – December 31, 2014 refunded as part of settlement

1 SAR = Systemwide Average Rate in ¢/kWh

Note: Assumes June 1, 2014 Effective Date; settlement refunds include nuclear fuel amortization

April 29, 2014 4 EDISON INTERNATIONAL®

Exhibit 99.2

Leading the Way in Electricity SM

Updated ERRA Recovery Forecast

($ millions)

	Dec 2013	June 2014	Jan 2015
SAR[1]	15.7	16.6	16.5 – 17.3

Key Items

2014 ERRA: Assumes Commission approves March 25 proposed decision

Decommissioning Trust: recorded O&M recovered from Trust beginning June 2013

SONGS Settlement: Capital and O&M revenue from Feb 1, 2012 – December 31, 2014 refunded as part of settlement

Updated 2014 ERRA Forecast

Prior 2014 ERRA Forecast


1,005
644
1,649
(247)
(575)
(100) – (600)
727 - 227
ERRA 2013 End of Year
Jan - May 2014
May 31, 2014 ERRA
Decom. Trust (June '13 - Dec '14)
SONGS Settlement - May 31, 2014 Refund
June - Dec 2014 ERRA
ERRA 2014 End of Year

1 SAR = Systemwide Average Rate in ¢/kWh

Note: Assumes June 1, 2014 Effective Date; settlement refunds include nuclear fuel amortization

April 29, 2014 5 EDISON INTERNATIONAL®

Exhibit 99.2

Leading the Way in Electricity SM

SCE Capital Expenditures Forecast

($ billions)



Distribution
Transmission
Generation
$4.1
$4.5
$4.4
$4.2

	2014	2015	2016	2017	2014-17 Total
Requested	$4.1	$4.5	$4.4	$4.2	$17.2
Range	$3.6	$3.9	$3.9	$3.7	$15.1

$15.1 – $17.2 billion forecasted capital program 2014 – 2017

- Capital expenditures forecast reaffirmed
- CPUC GRC focused on infrastructure replacement
- Includes Tehachapi scope changes for FAA requirements and $360 million estimate for Chino Hills undergrounding

Note: forecasted capital spending subject to timely receipt of permitting, licensing, and regulatory approvals. Forecast range reflects an average variability of 12%.

April 29, 2014 6 EDISON INTERNATIONAL®

Exhibit 99.2

Leading the Way in Electricity℠

SCE Rate Base Forecast

($ billions)


$22.4
$24.4
$27.0
$29.2
$21.9
$23.4
$25.5
$27.1
2014
2015
2016
2017
Requested
Range

7 – 9% CAGR projected rate base 2014 – 2017

- Growth rate reaffirmed
- Driven by infrastructure replacement, reliability investments, and public policy requirements
- FERC rate base includes CWIP and is approximately 22% of 2014 rate base forecast, increasing to 24% in 2017
- Excludes SONGS rate base

Note: Weighted-average year basis, including forecasted 2014 FERC and 2015-2017 CPUC rate base requests and consolidation of CWIP projects. Rate Base forecast range reflects capital expenditure forecast range.

April 29, 2014 7 *EDISON INTERNATIONAL®*

Exhibit 99.2

Leading the Way in Electricity℠

SCE System Investments

($ millions)

Distribution

- Aging system reaching equilibrium replacement rate
- 2015 GRC request includes ~120% increase in infrastructure replacement

2015 – 2017 Requested GRC Expenditures for Distribution Assets $9.3 Billion



Other
Load Growth
General Plant[1]
New Service Connections
Infrastructure Replacement

Transmission

- Large transmission projects:
  - Techachapi – $3,174 million total project cost; 2016-17 in service date
  - Coolwater-Lugo – $813 million total project cost; 2018 in service date
  - West of Devers – $1,034 million total project cost; 2019-20 in service date



Highwind
Whirlwind
Windhub
Antelope
Vincent
Pardee
Coolwater
Lugo
San Bernardino
Vista
El Casco
Devers
Mira Loma
SCE Service Territory
Coolwater-Lugo
West of Devers
Tehachapi Segments 1-3 500kV
Tehachapi Segments 4-11 500kV

Note: Total Project Costs are nominal direct expenditures, subject to CPUC and FERC cost recovery approval

April 29, 2014 8 EDISON INTERNATIONAL®

Exhibit 99.2

Leading the Way in Electricity SM

2014 Core and Basic Earnings Guidance

	2014 Earnings Guidance as of 2/25/14			2014 Earnings Guidance as of 4/29/14		
	Low	Mid	High	Low	Mid	High
SCE		$3.85			$3.85	
EIX Parent & Other		(0.15)			(0.15)	
EIX Core EPS	**$3.60**	**$3.70**	**$3.80**	**$3.60**	**$3.70**	**$3.80**
Non-core Items [1]		-			(0.36)	
EIX Basic EPS	**$3.60**	**$3.70**	**$3.80**	**$3.24**	**$3.34**	**$3.44**


$3.40
$(0.07)
• SONGS LT Debt & Pf dividends
$0.52
• Cost savings / other - $0.35
• Income taxes - $0.14
• Energy efficiency earnings - $0.03
$(0.15)
$3.70
SCE 2014 EPS from Rate Base Forecast
SONGS Shutdown
SCE 2014 Positive Variances
EIX Parent & Other
2014 Midpoint Guidance

Key Assumptions:

- Midpoint rate base of $22.1 billion
- Approved capital structure – 48% equity, 10.45% CPUC & FERC ROE
- 325.8 million common shares outstanding (no change)
- No significant transmission project delays

Other Assumptions:

- No change in tax policy
- O&M cost savings flow through to ratepayers in 2015 GRC
- To be updated following approval of SONGS Settlement

1 Represents non-core items recorded during Q1 2014QTR. Impact of EME Settlement expected to be recorded in Q2 2014 – Estimated net benefits of $152 million or $0.47.
Note: See Use of Non-GAAP Financial Measures in Appendix

April 29, 2014 9 EDISON INTERNATIONAL®

Exhibit 99.2

Leading the Way in Electricity SM

Creating Shareholder Value

Resolve Uncertainties

What We've Done

- SCE 2013 cost of capital
- SCE 2012 FERC formula rate settlement
- EME restructuring
- SONGS OII settlement reached

What Remains

- SONGS OII settlement approval
- SONGS third-party cost recovery

Create Sustainable Earnings and Dividend Growth

What We've Done

- 10% 5-year SCE rate base CAGR (2008 – 2013)
- 12% Core SCE EPS growth (2008 – 2013)
- 10 consecutive years of EIX dividend increases

What Remains

- SCE 2015 GRC
- Execute wires-focused investment program
- 7 – 9% projected rate base growth (2014 – 2017)
- Optimize cost structure through operational excellence
- Return to target dividend range over time

Position for Transformative Sector Change

What We've Done

- Acquired SoCore Energy (commercial solar)
- Minority investments (energy efficiency, residential solar markets, transportation electrification)

What Remains

- Rate reform – AB 327 implementation
- Evaluate new power sector business opportunities

Note: See Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix

April 29, 2014 10 EDISON INTERNATIONAL®

Exhibit 99.2 EDISON INTERNATIONAL® Leading the Way in Electricity SM April 29, 2014 11 Appendix

Exhibit 99.2 EDISON INTERNATIONAL® Leading the Way in Electricity SM April 29, 2014 12 Changes Since Our Last Presentation • Quarterly updates • SONGS Settlement – Accounting (p. 3) • ERRA Recovery Forecast – March 27 SONGS Call (p. 4) • Updated Forecasted ERRA Recovery (p. 5) – new slide • SONGS Settlement – Third-Party Recoveries (p. 14) – new slide • SONGS Settlement – Regulatory Asset (p. 15) • SONGS Settlement Impact (p. 16) – new slide • SONGS Third-Party Recovery – NEIL Insurance (p. 18) • 2014 Bulk Electricity Outlook (p. 20) – new slide • Residential Rate Design OIR (p. 21) – new slide • Energy Storage (p. 22)

Exhibit 99.2 EDISON INTERNATIONAL® Leading the Way in Electricity SM April 29, 2014 13 SONGS Settlement – Summary Term Description Steam Generators • Steam Generator Replacement Project (“SGRP”) removed from rates as of February 1, 2012, with book value balance disallowed. Revenues related to the SGRP collected after February 1, 2012, refunded to customers. Power Costs • Full recovery of replacement power costs Regulatory Asset Recovery • Non SGRP plant costs are recovered in rates over 10 years from February 1, 2012, • Weighted average return equal to authorized cost on debt and 50% of authorized cost on preferred; no return on equity. Results in current weighted average return of 2.62%. • Construction Work in Progress (CWIP) and materials and supplies are recovered with same return over same period • Nuclear Fuel amortized over same period; return at customary commercial paper rate • 5% of proceeds of any sales / dispositions of materials, supplies, and nuclear fuel accrue to shareholders, as well as 5% reduction in nuclear fuel commitments • Regulatory Asset can be removed from ratemaking capital structure, thus reducing equity requirement in excess of $300 million Operations & Maintenance Costs • Recorded O&M for 2013 recovered, including incremental inspection and repair costs • O&M recovery for 2012 limited to CPUC authorized amounts • Leaves $99 million incremental inspection and repair costs not recovered in rates (these costs were previously expensed) Sharing of SCE Recovery Proceeds • NEIL: 82.5% ratepayers / 17.5% Shareholders • MHI: Shareholders receive 85% of first $100 million; 2/3 of next $800 million; and 1/4 of amounts above $900 million • Litigation costs recovered before sharing starts

Exhibit 99.2 EDISON INTERNATIONAL® Leading the Way in Electricity SM April 29, 2014 14 NEIL • Credit to ERRA MHI • First $282 million – credit to General Rate Case Base Revenue Requirement Balancing Account (BRRBA) • Above $282 million – reduce SONGS regulatory asset • Credit to BRRBA after full SONGS regulatory asset recovered SONGS Settlement – Third-Party Recoveries NEIL All 17.5% MHI • First $100 million 85% • Next $800 million 66.67% • Above $900 million 25% SCE Share Non-Core Earnings Customer Share NEIL All 82.5% MHI • First $100 million 15% • Next $800 million 33.33% • Above $900 million 75% • SCE’s share of recoveries from NEIL and MHI will be allocated between SCE and customers • Litigation fees recovered prior to SCE / customer sharing

Exhibit 99.2 EDISON INTERNATIONAL® Leading the Way in Electricity SM April 29, 2014 15 SONGS Settlement – Regulatory Asset Category December 31, 20131 March 31, 2014 Authorized Return Base Plant $488 2.62% SGRP - n/a CWIP2 $2,166 406 2.62% Materials and Supplies 78 2.62% Nuclear Fuel 404 Commercial Paper Rate Asset Impairment (575) (5) n/a Regulatory Asset $1,591 $1,371 Estimated Revenue Refund Authorized revenue in excess of recorded (266) (371)3 1 December 31, 2013 balance of $2,166 million comprised of $2,096 million net investment at May 31, 2013 plus $70 million of costs recorded thereafter. Individual components not disclosed. 2 CWIP includes both completed and cancelled CWIP as defined by the Settlement Agreement As of March 31, 2014, SONGS regulatory assets under the Settlement Agreement are $1.4 billion, with recovery expected through January 31, 2022 ($ millions)

Exhibit 99.2 EDISON INTERNATIONAL® Leading the Way in Electricity SM April 29, 2014 16 SONGS Settlement Impact In Millions Regulatory Asset Regulatory Liability Profit (Loss) As of June 7, 2013 $2,096 $— $— Impairment (575) — (575) Additions 70 — — Authorized Revenues in excess of revenue recorded — 266 — As of December 31, 2013 1,591 266 (575) Reductions (3) — Authorized Revenues in excess of revenue recorded — 91 As of March 31, 2014 – Before Settlement 1,588 357 (575) Accounting impact of Settlement: Refund of revenues related to RSGs — 159 (159) Recovery of amortization of regulatory asset (343) (343) — Refund of depreciation recorded through plant shutdown 123 123 — Refund of revenues from flow through tax benefits — 71 (71) All other 3 4 (1) Impact of Settlement (217) 14 (231) As of March 31, 2014 – After Settlement $1,371 $371 (806) Recorded 2QTR 2013 (365) Income taxes1 (345) Recorded 1QTR 2014 (96) Total after-tax impairment (461) (461) 1 Includes $71 million income tax benefits related to flow through of tax repair deductions that will be refunded to customers

Exhibit 99.2 EDISON INTERNATIONAL® Leading the Way in Electricity SM April 29, 2014 17 SONGS Third-Party Recovery – MHI Warranty Summary Request for Arbitration • 20-year warranty:  Repair or replace defective items  Specified damages for certain repairs  $138 million liability limit, excluding consequential damages (e.g. replacement power)  Limits subject to applicable exceptions in the contract and under law • 7 invoices submitted totaling $149 million for repair costs through April 30, 2013  First invoice of $45 million ($36 million SCE share) paid, subject to audit, reservation of rights regarding documentation • October 2013, Request for Arbitration filed with the International Chamber of Commerce per MHI contract • Claims for damages consistent with July 2013 Notice of Dispute that was unsuccessfully resolved with MHI • Exceptions to damage limitations are argued to apply:  Direct Damages – $138 million warranty cap does not apply due to, among other things, gross negligence  Consequential Damages – contract waiver does not apply due to, among other things, “failure of essential purpose” • MHI responded in December 2013 countering SCE’s claims and asserting $41 million in counterclaims SCE’s position is that the steam generator tube leak and resulting damages represent a total and fundamental failure of performance by MHI

Exhibit 99.2 EDISON INTERNATIONAL® Leading the Way in Electricity SM April 29, 2014 18 SONGS Third-Party Recovery – NEIL Insurance • Accidental property damage and accidental outage insurance through Nuclear Electric Insurance Limited (“NEIL”)  Accidental Property Damage Policies – $2.5 million deductible; $2.75 billion liability limit  Accidental Outage Policy – weekly indemnity up to $3.5 million per unit after 12-week deductible period ($2.8 million per unit per week if both are out due to same “accident”); $490 million limit per unit ($392 million each if both units are out due to the same “accident”)  Exclusions and limitations may reduce or eliminate coverage  Proof of loss must be submitted within 12 months of damage or outage • Accidental outage policy benefits are reduced to:  80% of weekly indemnity after 52 weeks; and  10% of weekly indemnity after early retirement announcement • Separate proofs of loss have been filed for Unit 2 and Unit 3 under NEIL accidental outage policy totaling $409 million ($320 million SCE share) for amounts through December 31, 2013  SCE is continuing to make weekly indemnity claims post-shutdown decision at 10% value per the terms of the policy  SCE has not submitted a proof of loss under the accidental property damage policies – SCE has received an extension to file such a claim to June 30, 2014 • NEIL may make a coverage determination by end of Q2 2014, but it may take longer

Exhibit 99.2 EDISON INTERNATIONAL® Leading the Way in Electricity SM April 29, 2014 19 SONGS – Decommissioning Decommissioning Trusts • Decommissioning Trust contributions recovered in rates approved by CPUC in triennial proceeding • December 2012, A.12-12-013 Joint Filing with SDG&E submitted • July 2013, updated early retirement scenario total decommissioning cost  Currently authorized annual decommissioning contributions of $23 million  Detailed site-specific decommissioning cost study expected to be completed by end of 2014 Decommissioning Process • June 2013, Certification of Permanent Cessation of Power Operations submitted to NRC • All initial decommissioning activity phase plans and cost estimates will be provided by end of 2014 • Decommissioning involves three related activities: radiological decommissioning, non-radiological decommissioning and management of spent nuclear fuel • Access to decommissioning trust funds dependent on CPUC approving SCE’s advice letter requesting interim access, decommissioning process milestones, and NRC staff approval for non- radiological decommissioning

Exhibit 99.2

Leading the Way in Electricity ℠

2014 Bulk Electricity Outlook


(MW)
50,177
891
9,800
2,322
63,190
47,413
Existing Generation
Additions
Imports
Demand Response
Total Supply
Demand


2014 Forecast
2,163
15,638
17,801
2013
2,682
15,022
17,704
(Average MW)
California
Northwest

- California planning reserve margin is approximately 33% versus 15 – 17% target
- Local transmission constraints can still yield potential customer interruptions
- The drought's impact in California is largely offset by precipitation in the Northwest

California has sufficient generating capacity to meet summer 2014 demand; planning reserve margin is approximately 33% versus 15 – 17% target

Source: CA Independent System Operator, "2013 Summer Loads & Resources Assessment", May 6, 2013 updated by SCE to reflect anticipated 2014 conditions

April 29, 2014 20 *EDISON INTERNATIONAL®*

Exhibit 99.2 EDISON INTERNATIONAL® Leading the Way in Electricity SM April 29, 2014 21 14.85 19.28 27.94 31.94 0 5 10 15 20 25 30 35 0 200 400 600 800 1,000 1,200 1,400 ¢/ kW h kWh/month SCE Proposed 2018 Tiers: • Two tiers:  Tier 1 – 16.4¢/kWh  Tier 2 – 19.7¢/kWh Residential Rate Design OIR • June 2012, CPUC opened Order Instituting Rulemaking (OIR) R.12-06-013:  Comprehensive review of residential rate structure  Transition to Time of Use (TOU) rates  AB327 rate design • Phase 2 (Summer 2014): simple tiered rate adjustments  Settlement filed in March 2014, expect approval to implement rates in July 2014  Tier 1 and Tier 2 rates to increase by 12% and 17% versus a 6% Systemwide Average Rate increase • Phase 1 (2015 – 2018) – longer-term rates  Energy Division White Paper – 2 tiers (2017); TOU rates (2018)  Fixed charge or minimum bill (2015)  Decision expected Q4 2014 • Net Energy Metering  20-year grandfathering of existing installations  Successor tariff needed by YE 2015 Tier 1 Tier 2 Tier 3 Tier 4 OIR Phase 2 Settlement Summary Fixed Monthly Charge Current: $0.94/month SCE Proposed: $10/month

Exhibit 99.2

Leading the Way in Electricity SM

Energy Storage

- AB2514 directs CPUC to establish procurement targets and policies for energy storage
- CPUC final decision in Energy Storage OIR (R.10-12-007)
  - 1,325 MW target for IOUs by 2024 (580 MW SCE share)
  - Three types: transmission (53%), distribution (32%), customer-sited (15%)
  - Utility ownership limited to 50% of total target (290 MW SCE share)
  - First procurement cycle in December 2014
    - Existing storage and prior RFO storage expected to count for ~74MW of SCE's 90 MW target
  - Broad range of technologies as defined in AB2514, excluding large hydro (>50 MW)

SCE 2014 Existing Storage


MW
50
30
13.68
16.40
10
Transmission
Distribution
Customer
2014 Existing eligible Storage
2014 Storage Target

- Tehachapi Storage Project
- Irvine Smart Grid Demonstration Projects
- Large Energy Storage Test Apparatus
- Discovery Science Center
- Catalina Island Battery System
- Vehicle-to-Grid Program – LA Air Force Base
- Self-Generation Incentive Program
- Permanent Load Shifting Program

SCE's energy storage investment opportunities will focus on distribution grid projects and will be integrated into future capital expenditure requests

April 29, 2014 22 EDISON INTERNATIONAL®

Exhibit 99.2 EDISON INTERNATIONAL® Leading the Way in Electricity SM April 29, 2014 23 EME Bankruptcy Settlement Implementation • April 2014, amended Plan of Reorganization completed • EME emerged from bankruptcy and remains subsidiary of EIX Consolidated for tax purposes • Reorganization Trust established to receive tax benefit payments from EIX Cash Impact • Based on current estimates:  EIX expects net benefits of approximately $200 million  EIX expects to utilize approximately $1.2 billion of EME tax benefits – 50% to Reorganization Trust  EIX would make an estimated $634 million in total payments through 2016 (including interest): o $225 million paid April 1, 2014 o $199 million on September 30, 2015 o $210 million on September 30, 2016 • Deferred payment amounts to be finalized by September 2014 after closing based on updated estimates Accounting Treatment • Accounting impact will be non-core  Approximately $48 million of net benefits recorded as non-core income through March 31, 2014  Based on current estimates, balance of net benefits of $152 million to be recorded as non-core income in Q2 2014

Exhibit 99.2

Leading the Way in Electricity SM

Non-GAAP Reconciliations

($ millions)

Reconciliation of EIX Core Earnings to EIX GAAP Earnings

Earnings Attributable to Edison International	Q1 2014	Q1 2013
Core Earnings		
SCE	$304	$256
EIX Parent & Other	(10)	(4)
Core Earnings	**$294**	**$252**
Non-Core Items		
SCE	$(96)	$–
EIX Parent & Other	–	7
Discontinued operations	(22)	12
Total Non-Core	**(118)**	**19**
Basic Earnings	**$176**	**$271**

Note: See Use of Non-GAAP Financial Measures. EME's financial results are reported as non-core for all periods

April 29, 2014 24 EDISON INTERNATIONAL®

Exhibit 99.2

Leading the Way in Electricity ℠

SCE Results of Operations

($ millions)

- Utility earning activities – revenue authorized by CPUC and FERC to provide reasonable cost recovery and return on investment
- Utility cost-recovery activities – CPUC- and FERC-authorized balancing accounts to recover specific project or program costs, subject to reasonableness review or compliance with upfront standards

	2013			2012		
	Utility Earning Activities	Utility Cost-Recovery Activities	Total Consolidated	Utility Earning Activities	Utility Cost-Recovery Activities	Total Consolidated
Operating revenue	$6,602	$5,960	$12,562	$6,682	$5,169	$11,851
Fuel and purchased power	—	4,891	4,891	—	4,139	4,139
Operation and maintenance	2,348	1,068	3,416	2,518	1,026	3,544
Depreciation, decommissioning and amortization	1,622	—	1,622	1,562	—	1,562
Property and other taxes	307	—	307	296	(1)	295
Asset impairment and disallowances	575	—	575	32	—	32
Total operating expenses	4,852	5,959	10,811	4,408	5,164	9,572
Operating income	1,750	1	1,751	2,274	5	2,279
Interest income and other	48	—	48	94	—	94
Interest expense	(519)	(1)	(520)	(494)	(5)	(499)
Income before income taxes	1,279	—	1,279	1,874	—	1,874
Income tax expense	279	—	279	214	—	214
Net income	1,000	—	1,000	1,660	—	1,660
Preferred and preference stock requirements	100	—	100	91	—	91
Net income available for common stock	$900	$—	$900	$1,569	$—	$1,569
Core earnings			$1,265			$1,338
Non-core earnings			(365)			231
Total SCE GAAP earnings			$900			$1,569

Note: See Use of Non-GAAP Financial Measures

April 29, 2014 25 *EDISON INTERNATIONAL®*

Exhibit 99.2

Leading the Way in Electricity SM

SCE Core EPS Non-GAAP Reconciliations

Reconciliation of SCE Core Earnings Per Share to SCE Basic Earnings Per Share

Earnings Per Share Attributable to SCE	2008	2009	2010	2011	2012	2013	CAGR
Core EPS	$2.25	$2.68	$3.01	$3.33	$4.10	$3.88	12%
Non-Core Items							
Tax settlement	—	0.94	0.30	—	—	—	
Health care legislation	—	—	(0.12)	—	—	—	
Regulatory and tax items	(0.15)	0.14	—	—	0.71	—	
Asset impairment	—	—	—	—	—	(1.12)	
Total Non-Core Items	(0.15)	1.08	0.18	—	0.71	(1.12)	
Basic EPS	$2.10	$3.76	$3.19	$3.33	$4.81	$2.76	6%

Note: See Use of Non-GAAP Financial Measures

April 29, 2014 26 EDISON INTERNATIONAL®

Exhibit 99.2 EDISON INTERNATIONAL® Leading the Way in Electricity SM April 29, 2014 27 Edison International's earnings are prepared in accordance with generally accepted accounting principles used in the United States. Management uses core earnings internally for financial planning and for analysis of performance. Core earnings are also used when communicating with investors and analysts regarding Edison International's earnings results to facilitate comparisons of the Company's performance from period to period. Core earnings are a non-GAAP financial measure and may not be comparable to those of other companies. Core earnings (or losses) are defined as earnings or losses attributable to Edison International shareholders less income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings, such as: exit activities, including sale of certain assets, and other activities that are no longer continuing; asset impairments and certain tax, regulatory or legal settlements or proceedings. A reconciliation of Non-GAAP information to GAAP information is included either on the slide where the information appears or on another slide referenced in this presentation. Use of Non-GAAP Financial Measures EIX Investor Relations Contacts Scott Cunningham, Vice President (626) 302-2540 scott.cunningham@edisonintl.com Felicia Williams, Senior Manager (626) 302-5493 felicia.williams@edisonintl.com